Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	§	Chapter 11
§
CBL & ASSOCIATES	§
PROPERTIES, INC., et al.,	§	Case No. 20-35226 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)

NOTICE OF CLASSIFICATION OF PROPERTY-LEVEL GUARANTEE CLAIMS

PLEASE TAKE NOTICE THAT, on May 20, 2021, the United States Bankruptcy Court for the Southern District of Texas held a hearing at which it approved the Disclosure Statement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, filed on May 25, 2021 (Docket No. 1164) (as may be further amended, the “Disclosure Statement”)2 of CBL & Associates Properties, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), and thereafter entered an order (Docket No. 1168) (the “Disclosure Statement Order”) with respect thereto.  The Disclosure Statement Order, among other things, authorizes the Debtors to solicit votes to accept the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, filed on May 25, 2021 (Docket No. 1163) (as may be further amended, the “Plan”).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Plan, Property-Level Guarantee Claims may be treated as either (i) Property-Level Guarantee Settlement Claims in

[1]

A complete list of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/CBLProperties.  The Debtors’ service address for the purposes of these chapter 11 cases is 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee 37421.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Disclosure Statement or Plan, as applicable.

Class 6 (“Class 6 Claims”), with holders of such Class 6 Claims not being entitled to vote to accept or reject the Plan, or (ii) Unsecured Claims in Class 7 (“Class 7 Claims”), with holders of such Class 7 Claims being entitled to vote to accept or reject the Plan, depending upon whether a mutually agreeable settlement agreement between the Debtors and the applicable holder of a Property-Level Guarantee Claim is reached pursuant to which the holder of a Property-Level Guarantee Claim agrees to waive events of default on a Property-Level Loan arising from, or relating to, the Chapter 11 Cases.

PLEASE TAKE FURTHER NOTICE THAT the Debtors have been engaged in settlement negotiations with holders of Property-Level Guarantee Claims regarding the treatment of such claims.

PLEASE TAKE FURTHER NOTICE THAT, in connection with the solicitation of the Plan and pursuant to paragraph 72 of the Disclosure Statement Order, Exhibit A hereto sets forth—by Property-Level Borrower3—which Property-Level Guarantee Claims, as of the date hereof, are expected to be Class 6 Claims or Class 7 Claims.  An * denotes that the applicable settlement agreement is subject to final documentation and/or review and approval of the Required Consenting Noteholders.

PLEASE TAKE FURTHER NOTICE THAT the Debtors are continuing discussions with holders of Property-Level Guarantee Claims and, to the extent settlements are reached, Class 7 Claims may be reclassified as Class 6 Claims.  Accordingly, the Debtors intend to file an updated list of Class 6 Claims and Class 7 Claims in advance of the Confirmation Hearing.  The Debtors reserve all rights to amend, supplement, and otherwise modify Exhibit A hereto, including to add

[3]	The Property-Level Borrowers, which are non-Debtors (except for Laredo Outlet Shoppes, LLC), are also listed on Exhibit E to the Plan.

or remove any entities listed therein.  In addition, the Required Consenting Noteholders reserve the right to modify the treatment of Class 7 Claims after review of Class 7 Claims and review/approval by the Required Consenting Creditors. Currently, the Debtors continue to believe that the estimated range and recovery of Class 7 Claims as set forth in the Disclosure Statement remains accurate.

PLEASE TAKE FURTHER NOTICE THAT the Debtors hereby file as Exhibit B hereto a form settlement agreement that the Debtors have utilized in connection with the settlement process discussed herein.

[Remainder of page intentionally left blank.]

Dated:	July 19, 2021

Houston, Texas

Respectfully submitted,

/s/ Alfredo R. Pérez
WEIL, GOTSHAL & MANGES LLP Alfredo R. Pérez (15776275) 700 Louisiana Street, Suite 1700 Houston, Texas 77002 Telephone: (713) 546-5000 Facsimile: (713) 224-9511 Email: Alfredo.Perez@weil.com
-and-

WEIL, GOTSHAL & MANGES LLP

Ray C. Schrock, P.C. (admitted pro hac vice)

Garrett A. Fail (admitted pro hac vice)

Moshe A. Fink (admitted pro hac vice)

767 Fifth Avenue

New York, New York  10153

Telephone:  (212) 310-8000

Facsimile:   (212) 310-8007

Email:  Ray.Schrock@weil.com

Garrett.Fail@weil.com

Moshe.Fink@weil.com

Attorneys for Debtors and Debtors in Possession

Certificate of Service

I hereby certify that on July 19, 2021, a true and correct copy of the foregoing document was served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.

/s/ Alfredo R. Pérez
Alfredo R. Pérez

Exhibit A

Classification List

Class 6:  Property Level Guarantee Settlement Claims

•	ALAMANCE CROSSING CMBS, LLC*
•	AMBASSADOR INFASTRUCTURE, L.L.C*
•	ATLANTA OUTLETS SHOPPES II, LLC *
•	BLUEGRASS OUTLET SHOPPES II, LLC*
•	JARNIGAN ROAD II, LLC
•	COASTAL GRAND – DSG, LLC*
•	GREENBRIER MALL II, LLC*
•	EASTGATE STORAGE, LLC
•	HAMILTON PLACE SELF STORAGE, LLC*
•	WEST MELBOURNE TOWN CENTER, LLC and WEST MELBOURNE HOLIDNGS II, LLC *
•	SELF STORAGE AT MID RIVERS, LLC*
•	PARKDALE SELF STORAGE, LLC *
•	PORT ORANGE TOWN CENTER, LLC *
•	SHOPPES AT EAGLE POINT, LLC*
•	Volusia Mall, LLC*
•	YORK TOWN CENTER HOLDING, LP*

Class 7:  Unsecured Claims

•	ARBOR PLACE II, LLC
•	ATLANTA OUTLET SHOPPES, LLC
•	BLUEGRASS OUTLET SHOPPES CMBS, LLC
•	BROOKFIELD SQUARE ANCHOR S, LLC
•	COASTAL GRAND CMBS, LLC and COAST GRAND OUTPARCEL CMBS, LLC
•	COOLSPRINGS MALL, LLC
•	FAYETTE MALL SPE, LLC
•	FREMAUX TOWN CENTER SPE, LLC
•	CBL- FRIENDLY CENTER CMBS, LLC
•	GETTYSBURG OUTLET CENTER CMBS, LLC
•	HAMILTON CROSSING CMBS, LLC
•	HAMILTON PLACE CMBS, LLC
•	JEFFERSON MALL CMBS, LLC
•	LAREDO OUTLET SHOPPES, LLC*
•	NORTHWOODS MALL CMBS, LLC
•	EL PASO OUTLET CENTER CMBS, LLC
•	PARKDALE SELF STORAGE, LLC
•	SOUTHPARK MALL CMBS, LLC
•	WESTGATE MALL, CMBS, LLC

Draft; Subject to Revision

Exhibit B

Form Waiver Agreement

Draft; Subject to Revision

LIMITED FORBEARANCE AND WAIVER AGREEMENT

THIS LIMITED FORBEARANCE AND WAIVER AGREEMENT (this “Agreement”), is made and entered into as of this ___ day of ______________, 2021 (the “Effective Date”), by and among [BORROWER] (“Borrower”), and [LENDER], (“Lender”).

W I T N E S S E T H

WHEREAS, Borrower and Lender entered into that certain [Loan Agreement] as more particularly described on Schedule I attached hereto (the “Loan Agreement”), pursuant to which the Lender agreed to lend to Borrower the original principal amount of up to $[______] (the “Loan”); and

WHEREAS, the Loan is evidenced by a promissory note executed and delivered by Borrower to Lender, in the aggregate principal face amount of $[_______] dated as of [________] (the “Note”); and

WHEREAS, the Note is secured by, among other documents, (i) that certain [Mortgage] (the “Mortgage”), (ii) that certain [ALR] (the “ALR”) and (iii) certain guaranty agreements including but not limited to the [Guaranty Agreements(s)] made and executed by [CBL & Associates Properties, Inc., a Delaware corporation][CBL & Associates Limited Partnership, a Delaware limited partnership] (“CBL Guarantor”), for the benefit of Lender (the “CBL Guaranty”; together with the Loan Agreement, the Note, the Mortgage, the ALR, the CBL Guaranty and all other documents executed in connection with the Loan referred to herein as the “Loan Documents”); and

WHEREAS, CBL Guarantor and certain of its affiliates (collectively, the “Debtors”) have filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. §§ 101, et seq., being Case No. 20-35226 in the Southern District of Texas (the “CBL Guarantor Bankruptcy”), which filing may constitute an Event of Default under the Loan Documents or trigger full or partial recourse to the CBL Guarantor under the CBL Guaranty and the other Loan Documents; and

WHEREAS Lender filed Proof of Claim No[s]. [•] and [•] in the CBL Guarantor Bankruptcy; and

WHEREAS the Debtors have filed the Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and its Affiliated Debtors (Docket No. 1058) (as may be subsequently amended, supplemented or modified, the “Plan”); and

WHEREAS, Borrower has requested a limited forbearance and waiver with respect to any default or full or partial recourse relating to, or arising from, the CBL Guarantor Bankruptcy, the Plan, or the Restructuring Transactions (as defined in the Plan) and Lender is willing to grant such limited forbearance and waiver on the terms set forth herein,

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Draft; Subject to Revision

1.	Limited Forbearance and Waiver.

(a) Prior to the effective date of the Plan and subject to the terms set forth herein, Lender hereby agrees (A) that the Loan shall not become fully or partially recourse to the CBL Guarantor under the CBL Guaranty as a result of the CBL Guarantor Bankruptcy and (B) to forbear from exercising any of its rights or remedies under the Loan Documents, and under any applicable law, in equity or otherwise,  as a result of the CBL Guarantor Bankruptcy including, without limitation, (i) any right it may have to declare a Default or Event of Default under the Loan Documents relating to or arising from the CBL Guarantor Bankruptcy, (ii) any right it may have to realize upon any collateral security including foreclosing on the Mortgage or otherwise repossessing any of the collateral for the Loan consisting of personal property on account of the CBL Guarantor Bankruptcy, (iii) any right it may have to seek payment on and obtain the entry of money judgments for the full amount due and owing under the Loan Documents on account of the CBL Guarantor Bankruptcy, (iv) any rights it may have to require the payment of default interest under the Loan Documents on account of the CBL Guarantor Bankruptcy, and (v) any other rights and remedies it may have against Borrower and/or CBL Guarantor under the Loan Documents on account of the CBL Guarantor Bankruptcy, provided, that, such forbearance waiver shall only be a forbearance from Lender’s exercise of its rights and remedies with respect to all Defaults and Events of Default arising from the CBL Guarantor Bankruptcy (and for the avoidance of doubt, shall not apply to Borrower being involuntarily or voluntarily placed into bankruptcy as part of the CBL Guarantor Bankruptcy), and shall terminate immediately upon the earlier of: (a) the date the CBL Guarantor (or any other Debtor) proposes any alternative plan of reorganization or amendment or modification of the Plan that provides that the CBL Guaranty shall be treated in a manner other than as set forth in this Agreement, (b) the [Maturity Date], if the CBL Guarantor has not confirmed the Plan or an alternative plan of reorganization by such date that treats the CBL Guaranty in accordance with this Agreement, or (c) the occurrence of any other Event of Default under the Loan Documents not related to the CBL Guarantor Bankruptcy, the Plan or the Restructuring Transactions.

(b) On and after the effective date of the Plan, Lender hereby (i) agrees to permanently waive any and all Defaults and Events of Defaults relating to, or arising from, the CBL Guarantor Bankruptcy, the Plan, or the Restructuring Transactions and any provision of the Loan Documents that would otherwise prohibit the Plan or the Restructuring Transactions, (ii) consents to and approves each of the transactions contemplated by the Plan and the Restructuring Transactions, and (iii) agrees to a waiver of all rights and remedies under the Loan Documents including, without limitation, those rights and remedies set forth in Section 1(a) hereof, with respect to the CBL Guarantor Bankruptcy, the Plan, and the Restructuring Transactions.

2.Treatment of Guaranty. Any and all of Lender’s Claims (as defined in the Bankruptcy Code) against the CBL Guarantor arising from or relating to the CBL Guaranty or the Proof of Claim shall be treated under the Plan as a single Claim in [Class 6: Property-Level Guarantee Settlement Claims] and shall be Reinstated (as defined in the Plan).  For the avoidance of doubt, the Lender shall not be entitled to any distribution or recovery from the CBL Guarantor or any other Debtor pursuant to Plan.

3.No Other Waiver. Borrower hereby acknowledges and agrees that by executing and delivering this Agreement, Lender is not waiving any existing Default or Event of Default other than any Default and Event of Default under the Loan Documents relating to, or arising from, the CBL Guarantor Bankruptcy, the Plan, or the Restructuring Transactions.

Draft; Subject to Revision

4.Miscellaneous.

a.This Agreement and each and every part hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of each and every future holder of the Note including any successors and assigns of Lender.

b.This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof, it shall only be necessary to produce one such counterpart.

c.No provision of this Agreement may be amended, modified, waived or terminated, except by a writing executed by Borrower and Lender. This Agreement shall be governed by and construed in accordance with the internal laws of the State of [___________] (excluding conflict of law rules).

Capitalized terms herein which are not defined herein shall have the meaning set forth in the Loan Agreement.

[SIGNATURE PAGES TO FOLLOW]

Draft; Subject to Revision

IN WITNESS WHEREOF, Borrower, and Lender have executed this Agreement as of the day and year first above written.

BORROWER:

[___________________________],
a [__________________]

By:
Name:
Title:

LENDER:

[___________________________],
a [__________________]

By:
Name:
Title:

Schedule I